RESOLUTIONS ADOPTED BY UNANIMOUS WRITTEN CONSENT

                                             OF THE BOARD OF DIRECTORS

                                                        OF

                                       LAS VEGAS ENTERTAINMENT NETWORK, INC.
                                              a Delaware corporation


           The undersigned, constituting the Board of Directors of Las Vegas Entertainment Network, Inc. a Delaware corporation (the "Corporation"), acting pursuant to Section 141(f) of the Delaware General Corporation Law, hereby consent to take the following actions and adopt the following resolutions effective as of February 17, 1999.

                    RESOLVED, that the Corporation issue 85,000 shares of common stock to Mr. Corazzi in lieu of accrued salary, to be registered under a Form S-8; and

                    FURTHER RESOLVED, that the Corporation reserve for issuance up to 2,000,000 shares of Common Stock under a Form S-8 registration statement; and

                    FURTHER RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized to do or cause to be done, all such acts and things and to make, execute and deliver, or cause to be made, executed and delivered, in the name of and on behalf of the Corporation all such agreements, instruments and certificates as such officer and officers may deem necessary, advisable or appropriate to effectuate or carry out the purpose and intent of the foregoing resolutions and to perform the obligations of the Corporation thereunder, such officer or officers' execution of the same to be conclusive evidence of the exercise of the discretionary authority herein conferred.




Joseph A. Corazzi                                             Carl Sambus




Paul Whitford                                                 Jefferson Simmons



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